Dreyfus
Short-Intermediate
Government
Fund
Annual Report



November 30, 1997

Dreyfus Short-Intermediate Government Fund
------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this report on the Dreyfus Short-Intermediate Government Fund. For the 12-month reporting period ended November 30, 1997, your Fund produced a total return of 4.93% per share.* Income dividends paid from net investment income during the period amounted to approximately $0.661, representing a distribution rate per share of 6.13%.**

The Economy

   Virtually ideal economic conditions have prevailed over the reporting period. Robust growth in the first half of 1997, the lowest unemployment rate since the early 1970s and measures of inflation at 30-year lows combined to spur consumer confidence to record high ground. Businesses were similarly optimistic: government reports show that business investment in new equipment during the reporting period was at its fastest pace in 14 years. The question is, given the problems emanating from Asia, how long this economic nirvana can continue.

    Federal Reserve Board (the "Fed") Chairman Alan Greenspan has talked publicly about our tight labor markets and the chance that they could cause inflation. This expectation should wane as world events put it to rest. Conventional thinking views the low unemployment rate as a sign that employers will eventually raise wages to attract workers, resulting in higher prices as increased labor costs are passed along to consumers. So far, there has been a remarkable absence of wage and price pressures. The gradual squeeze on profit margins generated by cheaper imports could keep these pressures in check for a long time.

   The inflation indicators have also been well behaved and are on their way to getting better. The Producer Price Index had an unprecedented series of seven straight monthly declines over 1997. In 1998 this trend could continue: given what is happening to commodity prices this may be highly likely. The Consumer Price Index rose at an annual rate of 1.7% for the first eleven months of the year, compared to a 3.1% rise for the comparable period in 1996. Assuming that asset prices are likely to decline, this figure could also get better in 1998. Given what is occurring in Asia, one could ask if the problem won't be deflation rather than inflation.

   Countries in crisis tend to put money into solving problems in ways that exacerbate the very problems that cause the crisis. In Asia, the first problem appears to be overcapacity. The response has been to ease monetary policy to stimulate growth, but the result may only be to stimulate more capacity. Japan is a perfect example of this strategy. Japanese short-term interest rates are down to less than half a percentage point. The Japanese economy looks no better now than it did six months ago. In fact, since a large percentage of Japanese exports go to other Asian countries embroiled in problems, the prognosis looks dire. It is not unrealistic to assume that world growth, pricing power, and inflation will all turn down.

Market Environment

   The most underallocated sector in fixed income is the Treasury market. Recently, domestic bond market participants have favored spread products over Treasuries, but our belief is that people are likely to shift their credit risk exposure back to Treasuries. Some of the positive technicals we have mentioned before for Treasuries continue to remain, and grow. To list a few: a lower domestic budget deficit, reduced supply, higher yields than most other developed countries, a strong dollar, and the Asian crisis.

   The Asian factor should not be underestimated. Asia represents about one-third of the world's GDP. Their share of world GDP is now severely hampered. The Asian countries will need to export their goods rapidly, putting extreme downward pressure on both commodity and asset prices. For example, U.S. Treasury securities already yield approximately 4.1% more than their Japanese counterparts with comparable maturities. Realizing that the Fed will not want to tighten in a declining asset price environment, the market will start, in our opinion to price in an ease.

Portfolio Overview

   We continue to be optimistic on the direction of interest rates here in the U.S. We also believe the Fed is likely to become less restrictive in 1998. Our portfolio structure reflects our optimism. We intend to continue to keep the Fund close to the upper end of its effective duration band of three years. We have been near the top end of the band since the end of the summer, when we became very bullish on the rate outlook in the U.S. Of course, we will adjust the Fund's portfolio as we believe changes in market conditions warrant.

   Our security selection falls into three categories: Treasuries, mortgages, and government agencies. With the Treasury component we were focused on a flatter yield curve for most of the year, but we are currently focusing on a steeper yield curve. The mortgage component was 17.3% at the end of the reporting period. In the government agencies market we have found premium callable securities to be quite attractive. Callable agency securities trade at a greater discount than noncallable agencies. The premium callable pays 24 basis points above a 2-year Treasury note and because of the coupon it will be called. (The issue we own has an 8.5% coupon.) This has already worked out well, as other investors have started to recognize the value.

   We want to thank you for choosing Dreyfus as your investment provider, and for choosing the Dreyfus Short-Intermediate Government Fund. We want to assure you that we will continue to strive to provide you an attractive investment vehicle.
                                                     Very truly yours,


                                                     /s/ Gerald E. Thunelius

                                                     Gerald E. Thunelius
                                                     Portfolio Manager
December 15, 1997 New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. ** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period.

Dreyfus Short-Intermediate Government Fund                   November 30, 1997
------------------------------------------------------------------------------

      COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND AND THE MERRILL LYNCH GOVERNMENTS,
              U.S. TREASURY, SHORT-TERM (1-2.99 YEARS) INDEX

[Exhibit A:
                                 Dollars

                                 [CHART]

$20,784
Dreyfus
Short-Intermediate Government Fund

$20,202
Merrill Lynch
Governments,
U.S. Treasury,
Short-Term
(1-2.99 Years) Index*

*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.]

Average Annual Total Returns
-------------------------------------------------------------------------------------------------------------

                   One Year Ended               Five Years Ended              Ten Years Ended
                  November 30, 1997             November 30, 1997            November 30, 1997
                 ___________________          ____________________          ___________________
                       4.93%                          5.85%                        7.59%

----------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus
Short-Intermediate Government Fund on 11/30/87 to a $10,000 investment made in the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-2.99 Years) Index on that date. All dividends and capital gain distributions are reinvested.

The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements in respect of such securities. The maximum remaining maturity of any instrument in the Fund's portfolio will not exceed three and one-half years. The Fund's performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-2.99 Years) Index is an unmanaged performance benchmark for Treasury securities with maturities of 1-2.99 years; issues in the Index must have par amounts outstanding greater than or equal to $25 million. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus Short-Intermediate Government Fund
------------------------------------------------------------------------------
Statement of Investments                                     November 30, 1997

                                                                                               Principal
Bonds and Notes--97.9%                                                                           Amount             Value
-------------------------------------------------------------------------------                -----------      -------------
U.S. Government Agency--15.4%
Federal Home Loan Banks,
  Notes, 5.975%, 11/6/2002.....................................................                $12,500,000      $  12,423,911
Federal National Mortgage Association,
  Notes, 8-1/2%, 2/1/2005.......................................................                59,690,000         62,559,895
                                                                                                                -------------
                                                                                                                   74,983,806
                                                                                                                -------------
U.S. Government Agency/Mortgage-Backed--17.3%
Federal Home Loan Mortgage, REMIC,
  Multiclass Mortgage Participation Ctfs.,
  Ser. 1978, Cl. PH, 7%, 1/15/2024
  (Interest only obligation)...................................................                  5,878,907 (a)      1,170,270
Federal National Mortgage Association:
  9%, 7/1/2024.................................................................                  9,069,351          9,707,018
  REMIC Trust, Gtd. Pass-Through Ctfs.:
    Ser. 1997-56, Cl. PM, 7%, 8/29/2027
      (Interest only obligation)...............................................                  3,000,000 (a)        975,000
    Ser. 1992-103, Cl. G, 7-1/2%, 8/25/2018.....................................                10,834,057         10,896,692
Government National Mortgage Association II,
  Adjustable Rate Mortgage:
    5-1/2%, 12/20/2027 - 1/20/2028..............................................                37,000,000 (b)     36,869,190
    6%, 1/20/2028..............................................................                 25,000,000 (b)     25,125,000
                                                                                                                -------------
                                                                                                                   84,743,170
                                                                                                                -------------
U.S. Treasury Bonds--14.0%
  11-3/4%, 2/15/2001............................................................                 7,000,000          8,222,812
  13-1/8%, 5/15/2001............................................................                18,600,000         22,822,782
  13-3/8%, 8/15/2001............................................................                 9,000,000         11,245,782
  15-3/4%, 11/15/2001...........................................................                10,000,000         13,464,063
  11-5/8%, 11/15/2002...........................................................                10,000,000         12,437,500
                                                                                                                -------------
                                                                                                                   68,192,939
                                                                                                                -------------
U.S. Treasury Notes--51.2%
  5-3/4%, 9/30/1999.............................................................                54,500,000         54,474,456
  8-3/4%, 8/15/2000.............................................................                 8,700,000          9,333,469
  5-3/4%, 11/15/2000............................................................                40,000,000         39,959,376
  8-1/2%, 11/15/2000............................................................                50,000,000         53,609,375
  6-1/4%, 4/30/2001.............................................................                30,000,000         30,370,314
  8%, 5/15/2001................................................................                 20,000,000         21,331,250
  6-5/8%, 7/31/2001.............................................................                40,000,000         41,006,252
                                                                                                                -------------
                                                                                                                  250,084,492
                                                                                                                -------------
  TOTAL BONDS AND NOTES
    (cost $478,644,597)........................................................                                  $478,004,407
                                                                                                                =============

Dreyfus Short-Intermediate Government Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                         November 30, 1997

                                                                                               Principal
Short-Term Investments--11.2%                                                                    Amount             Value
-------------------------------------------------------------------------------                -----------      -------------
Repurchase Agreements;
SBCWarburg Dillon Read Inc., 5-5/8%,
  dated 11/28/1997, due 12/1/1997 in the amount of
  $54,686,622 (fully collateralized by $56,063,000
  U.S. Treasury Bills, 1/2/1998, value $55,754,654)
  (cost $54,661,000)...........................................................                $54,661,000      $ 54,661,000
                                                                                                                ============

TOTAL INVESTMENTS (cost $533,305,597)..........................................                     109.1%      $532,665,407
                                                                                                    ======      ============
LIABILITIES, LESS CASH AND RECEIVABLES.........................................                      (9.1%)     $(44,493,207)
                                                                                                    ======      ============
NET ASSETS.....................................................................                     100.0%      $488,172,200
                                                                                                    ======      ============


Notes to Statement of Investments:
------------------------------------------------------------------------------

(a) Notional face amount shown.
(b) Purchased on a forward commitment basis.




                       See notes to financial statements.

Dreyfus Short-Intermediate Government Fund
------------------------------------------------------------------------------
Statement of Assets and Liabilities                          November 30, 1997

                                                                                                   Cost            Value
                                                                                               -------------    -------------
ASSETS:                       Investments in securities--See Statement of Investments
                                (including Repurchase Agreements of
                                $54,661,000)--Note 1(b)........................                 $533,305,597     $532,665,407
                              Cash.............................................                                       420,167
                              Receivable for investment securities sold........                                   128,048,033
                              Interest receivable..............................                                     5,178,660
                              Receivable for shares of Beneficial Interest subscribed                                  20,943
                              Prepaid expenses.................................                                       122,129
                                                                                                                 ------------
                                                                                                                  666,455,339
                                                                                                                 ------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                       180,867
                              Payable for investment securities purchased......                                   177,257,478
                              Payable for shares of Beneficial Interest redeemed                                      744,530
                              Accrued expenses.................................                                       100,264
                                                                                                                 ------------
                                                                                                                  178,283,139
                                                                                                                 ------------

NET ASSETS.....................................................................                                  $488,172,200
                                                                                                                 ============

REPRESENTED BY:               Paid-in capital..................................                                  $525,168,936
                              Accumulated undistributed investment income--net.                                       196,622
                              Accumulated net realized gain (loss) on investments                                 (36,553,168)
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 4(b)......................                                      (640,190)
                                                                                                                 ------------
NET ASSETS.....................................................................                                  $488,172,200
                                                                                                                 ============

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                                    45,134,384

NET ASSET VALUE, offering and redemption price per share.......................                                        $10.82
                                                                                                                       ======



                       See notes to financial statements.

Dreyfus Short-Intermediate Government Fund
------------------------------------------------------------------------------
Statement of Operations                           Year Ended November 30, 1997

INVESTMENT INCOME


INCOME                        Interest Income............................                                     $36,126,548


EXPENSES:                     Management fee--Note 3(a)..................                   $ 2,627,588
                              Shareholder servicing costs--Note 3(b).....                     1,036,922
                              Registration fees..........................                        74,574
                              Trustees' fees and expenses--Note 3(c).....                        56,712
                              Prospectus and shareholders' reports.......                        53,934
                              Professional fees..........................                        52,274
                              Custodian fees--Note 3(b)..................                        40,802
                              Loan commitment fees--Note 2...............                         5,620
                              Miscellaneous..............................                        10,299
                                                                                            -----------
                                   Total Expenses........................                     3,958,725
                              Less--reduction in management fee due to
                                undertaking--Note 3(a)...................                       (58,909)
                                                                                            -----------
                                   Net Expenses..........................                                       3,899,816
                                                                                                              -----------

INVESTMENT INCOME--NET...................................................                                      32,226,732
                                                                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments:
                                Long transactions........................                  $(4,542,376)
                                Short sale transactions..................                      269,395
                                                                                           -----------
                                   Net Realized Gain (Loss)..............                                      (4,272,981)
                              Net unrealized appreciation (depreciation) on
                                investments..............................                                      (3,087,033)
                                                                                                              -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                      (7,360,014)
                                                                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                     $24,866,718
                                                                                                              ===========


                       See notes to financial statements.

Dreyfus Short-Intermediate Government Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                                Year Ended        Year Ended
                                                                                             November 30, 1997 November 30, 1996
                                                                                            ------------------ ------------------
OPERATIONS:
   Investment income--net.................................................                   $ 32,226,732       $ 34,130,666
   Net realized gain (loss) on investments................................                     (4,272,981)        (1,219,661)
   Net unrealized appreciation (depreciation) on investments..............                     (3,087,033)        (4,555,506)
                                                                                             ------------       ------------
      Net Increase (Decrease) in Net Assets Resulting from Operations.....                     24,866,718         28,355,499
                                                                                             ------------       ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net.................................................                    (32,117,940)       (34,042,836)
                                                                                             ------------       ------------

BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold..........................................                    257,592,878        220,320,537
   Dividends reinvested...................................................                     25,557,245         27,170,603
   Cost of shares redeemed................................................                   (357,046,165)      (246,164,984)
                                                                                             ------------       ------------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                 (73,896,042)         1,326,156
                                                                                             ------------       ------------
         Total Increase (Decrease) in Net Assets..........................                    (81,147,264)        (4,361,181)

NET ASSETS:
   Beginning of Period....................................................                    569,319,464        573,680,645
                                                                                             ------------       ------------
   End of Period..........................................................                   $488,172,200       $569,319,464
                                                                                             ============       ============
Undistributed investment income--net......................................                   $    196,622       $     87,830
                                                                                             ------------       ------------

                                                                                                Shares             Shares
                                                                                             ------------       ------------
CAPITAL SHARE TRANSACTIONS:
   Shares sold............................................................                     23,825,894         20,156,773
   Shares issued for dividends reinvested.................................                      2,366,805          2,490,316
   Shares redeemed........................................................                    (33,041,278)       (22,544,889)
                                                                                             ------------       ------------
      Net Increase (Decrease) in Shares Outstanding.......................                     (6,848,579)           102,200
                                                                                             ============      =============


                       See notes to financial statements.

Dreyfus Short-Intermediate Government Fund
------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                               Year Ended November 30,
                                                                 -----------------------------------------------------
PER SHARE DATA:                                                   1997        1996       1995        1994        1993
                                                                 ------      ------     ------      ------      ------
   Net asset value, beginning of period..............            $10.95      $11.06     $10.57      $11.45      $11.58
                                                                 ------      ------     ------      ------      ------
   Investment Operations:
   Investment income--net............................               .66         .65        .73         .76         .78
   Net realized and unrealized gain (loss) on investments          (.13)       (.11)       .49        (.82)        .14
                                                                 ------      ------     ------      ------      ------

   Total from Investment Operations..................               .53         .54       1.22        (.06)        .92
                                                                 ------      ------     ------      ------      ------
   Distributions:
   Dividends from investment income--net.............              (.66)       (.65)      (.73)       (.76)       (.78)
   Dividends from net realized gain on investments...               --         --          --         (.06)       (.27)
                                                                 ------      ------     ------      ------      ------
   Total Distributions...............................              (.66)       (.65)      (.73)       (.82)      (1.05)
                                                                 ------      ------     ------      ------      ------
   Net asset value, end of period....................            $10.82      $10.95     $11.06      $10.57      $11.45
                                                                 ======      ======     ======      ======      ======

TOTAL INVESTMENT RETURN..............................              4.93%      5.08%      11.91%       (.57%)      8.29%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...........               .74%       .74%        .66%        .47%        .40%
   Ratio of net investment income to average net assets            6.13%      5.99%       6.73%       6.91%       6.75%
   Decrease reflected in above expense ratios
      due to undertakings by the Manager.............               .01%      --           .09%        .30%        .35%
   Portfolio Turnover Rate...........................            818.39%    594.44%     387.60%     695.60%     317.00%
   Net Assets, end of period (000's Omitted).........          $488,172   $569,319    $573,681    $496,513    $551,543



                       See notes to financial statements.

Dreyfus Short-Intermediate Government Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus Short-Intermediate Government Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

   (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus Short-Intermediate Government Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   The Fund has an unused capital loss carryover of approximately $36,573,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1997. If not applied, $26,610,000 of the carryover expires in fiscal 2002, $4,470,000 expires in fiscal 2003, $1,220,000 expires in fiscal 2004 and $4,273,000 expires in fiscal 2005.

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on the prevailing market rates in effect at the time of borrowings. During the period ended November 30, 1997, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 1-1/2% of the value of the Fund's average daily net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess expense to the extent required by state law. The Manager had undertaken through November 30, 1997, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses exclusive of certain expenses as described above) exceed an annual rate of .75 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $58,909 during the period ended November 30, 1997.

   The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.

   (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 1997, the Fund was charged $622,168 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended November 30, 1997, the Fund was charged $213,094 pursuant to the transfer agency agreement.

   The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended November 30, 1997, the Fund was charged $40,802 pursuant to the custody agreement.

   (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus Short-Intermediate Government Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4--Securities Transactions:

   (a) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended November 30, 1997:

                                        Purchases                 Sales
                                      --------------          --------------
   Long transactions..............    $4,433,628,409          $4,510,448,270
   Short sale transactions........       657,657,228             657,926,623
                                      --------------          --------------
      Total.......................    $5,091,285,637          $5,168,374,893
                                      ==============          ==============

   The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover the short position. At November 30, 1997, there were no securities sold short outstanding.

   (b) At November 30, 1997, accumulated net unrealized depreciation on investments was $640,190, consisting of $359,732 gross unrealized appreciation and $999,922 gross unrealized depreciation.

   At November 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Short-Intermediate Government Fund
------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Trustees
Dreyfus Short-Intermediate Government Fund

   We have audited the accompanying statement of assets and liabilities of Dreyfus Short-Intermediate Government Fund, including the statement of investments, as of November 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of November 30, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short-Intermediate Government Fund at November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                            ERNST & YOUNG LLP

New York, New York
January 12, 1998

Dreyfus Short-Intermediate
Government Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
MellonBank, N.A.
One MellonBank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.                     542AR9711